January 9, 2015

Supplement

SUPPLEMENT DATED JANUARY 9, 2015 TO THE PROSPECTUS OF
MORGAN STANLEY MORTGAGE SECURITIES TRUST
Dated February 28, 2014

The section of the Prospectus entitled "Fund Summary—Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

The Fund is managed by members of the Taxable Fixed Income team. Information about the current members jointly and primarily responsible for the day-to-day management of the Fund's portfolio is shown below:

Name	Title with Adviser	Date Began Managing Fund
Gregory Finck	Managing Director	January 2015
Michael Kushma	Managing Director	March 2014
Neil Stone	Managing Director	March 2014

The second paragraph under the section of the Prospectus entitled "Fund Details—Fund Management" is hereby deleted and replaced with the following:

The Fund is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Gregory Finck, Michael Kushma and Neil Stone.

The following is hereby added as the second paragraph of the section of the Prospectus entitled "Fund Details—Fund Management:"

Mr. Finck is a member of the Adviser's Fixed Income team. He joined the Adviser in January 2015. He has 22 years of investment experience. Prior to joining the Adviser, he was a managing director of the Fortress Private Equity Funds at Fortress Investment Group from 2011 to 2014. Prior to that role, he was a managing director at Logan Circle Partners from 2010 to 2011 and a managing director of the Fortress Credit Funds from 2008 to 2010. He received a B.S.E. in civil engineering from Princeton University.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

FDLSPT 0115

January 9, 2015

Supplement

SUPPLEMENT DATED JANUARY 9, 2015 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY MORTGAGE SECURITIES TRUST
Dated February 28, 2014

The table and related footnotes under the section of the Statement of Additional Information entitled "V. Investment Advisory and Other Services—G. Fund Management—Other Accounts Managed by the Portfolio Managers" is hereby deleted and replaced with the following:

Other Accounts Managed by Portfolio Managers at January 31, 2014 (unless otherwise indicated):

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts		Total Assets in the Accounts
Gregory Finck*	0	$0	0	$0	0		$0
Michael Kushma	2	$172.5 million	15	$4.8 billion	27	(1)	$12.9 billion(1)
Neil Stone	8	$1.5 billion	1	$486.6 million	62	(2)	$14.2 billion(2)

*  As of January 1, 2015.

(1)  Of these other accounts, seven accounts with a total of approximately $2.1 billion in assets had performance-based fees.

(2)  Of these other accounts, two accounts with a total of approximately $509.6 million in assets had performance-based fees.

***

The section of the Statement of Additional Information entitled "V. Investment Advisory and Other Services—G. Fund Management—Securities Ownership of Portfolio Managers" is hereby deleted and replaced with the following:

As of March 15, 2014 (unless otherwise noted), the dollar range of securities beneficially owned (or held notionally through IMAP) by each portfolio manager in the Fund is shown below.

Gregory Finck	$0*
Michael Kushma	$100,001-$500,000
Neil Stone	$50,001-$100,000

*  As of January 1, 2015.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.